                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                 NATIONAL WIRELESS HOLDINGS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (4) Date Filed:
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
                        NATIONAL WIRELESS HOLDINGS INC.
                         249 ROYAL PALM WAY, SUITE 301
                           PALM BEACH, FLORIDA 33480

                                                                  April 22, 1998

To the Holders of Common Stock:

    The annual meeting of stockholders, which was convened at the Biscayne Bay Marriott Hotel, 1633 North Bayshore Drive, Miami, Florida 33132 at 11:00 a.m. on April 17, 1998, has been adjourned to 10:00 a.m. on May 13, 1998 at the offices of Hahn & Hessen LLP, 350 Fifth Avenue, 37th Floor, New York, New York 10118, in order to complete the voting on the matters presented to the meeting. A formal Notice of Adjournment of Annual Meeting and a form of proxy are attached hereto.

    You are cordially invited to attend the annual meeting, as adjourned, in person; if this should be impossible, we request that you sign, date, and mail your proxy promptly. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

    PLEASE HELP US AVOID THE EXPENSE OF ADDITIONAL ADJOURNMENTS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING AND WHETHER OR NOT YOU HAVE VOTED YOUR PROXY PREVIOUSLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE.

    If you have any questions, please call Carl Nicola, investor relations, at
(212) 582-1212 or fax (212) 582-1022.

    It is always a pleasure for me and other representatives of the Company to meet with our stockholders. We look forward to greeting as many of you as possible at the meeting.

                                          Terrence S. Cassidy
                                          President and
                                          Chief Executive Officer

                        NATIONAL WIRELESS HOLDINGS INC.
                         249 ROYAL PALM WAY, SUITE 301
                           PALM BEACH, FLORIDA 33480

                    NOTICE OF ADJOURNMENT OF ANNUAL MEETING

                                                                  April 22, 1998

To the Holders of Common Stock:

    NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of National Wireless Holdings Inc., originally convened at 11:00 a.m. at the Biscayne Marriott Hotel, 1633 North Bayshore Drive, Miami, Florida 33132, on April 17, 1998, has been adjourned to 11:30 a.m. on May 13, 1998 at the offices of Hahn & Hessen LLP, 350 Fifth Avenue, 37th Floor, New York, New York 10118 for the following purposes:

        (1) To approve the 1997 Equity Incentive Plan, as amended; and

        (2) To take action upon any other matters that may properly come before the meeting.

    The foregoing items of business are more fully described in the Proxy Statement, dated March 23, 1998, which was previously provided to you, and the Amendment to the Proxy Statement, dated April 22, 1998, which is attached. Please call Carl Nicola, investor relations, at (212) 582-1212 or fax (212) 582-1022, if you would like another copy of the Proxy Statement. The election of one director of the Company to serve for a three year term and the ratification of the appointment of Coopers & Lybrand L.L.P. as independent public accountants for the year 1998, as described in the Proxy Statement, were approved at the Annual Meeting on April 17, 1998.

    The Company will admit to the Annual Meeting stockholders of record, persons holding proof of beneficial ownership or who have been granted proxies and any other person that the Company, in its sole discretion, may elect to admit. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy.

    Stockholders of record at the close of business on February 26, 1998 are entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company's counsel, Hahn & Hessen LLP, 350 Fifth Avenue, in the City of New York, New York County, New York.

                                          By Order of the Board of Directors,
                                          James Kardon
                                          Secretary

New York, New York
April 22, 1998

    PLEASE HELP THE COMPANY AVOID THE EXPENSE OF ADDITIONAL ADJOURNMENTS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING AND WHETHER OR NOT YOU HAVE VOTED YOUR PROXY PREVIOUSLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE. A PROXY THAT WAS GRANTED ON THE FORM PROVIDED TO YOU OR PRIOR TO THE APRIL 17, 1998 ANNUAL MEETING IN CONNECTION WITH THE PROPOSAL TO APPROVE THE 1997 EQUITY INCENTIVE PLAN WILL BE VOTED AS MARKED ON SUCH PROXY UNLESS IT IS REVOKED BEFORE IT IS VOTED AT THE ADJOURNED MEETING.

                        NATIONAL WIRELESS HOLDINGS INC.
                         249 ROYAL PALM WAY, SUITE 301
                           PALM BEACH, FLORIDA 33480

                                  AMENDMENT TO
                                PROXY STATEMENT

    The enclosed proxy is being solicited by the Board of Directors of the Company for use in connection with the annual meeting of stockholders, which was convened on April 17, 1998 and has been adjourned to 10:00 a.m. on May 13, 1998. This Amendment to Proxy Statement and enclosed proxy are first being sent to stockholders on or about April 22, 1998. The mailing address of the principal executive office of the Company is 249 Royal Palm Way, Suite 301, Palm Beach, Florida 33480. The cost of preparing, printing and mailing this Amendment to Proxy Statement, the Notice of Adjournment, Notice of Meeting, proxy, Proxy Statement and Annual Report will be borne by the Company. Proxy solicitation other than by use of the mail may be made by regular employees of the Company by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. Any stockholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the stockholder must file with the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

    The record of stockholders entitled to notice of, and to vote at, the Annual Meeting was taken at the close of business on February 26, 1998. At that date the Company had outstanding 3,283,000 shares of Common Stock ($.01 par value) of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

    The proxies given pursuant to this solicitation will be voted at the meeting or any adjournment thereof. An abstention from voting on the 1997 Equity Incentive Plan, as amended, has the same legal effect as a vote against the 1997 Equity Incentive Plan, as amended, and shares represented by proxies which are marked "withhold authority" (including non-votes by brokers) are not counted for purposes of determining whether the 1997 Equity Incentive Plan, as amended, has been approved.

    A proxy that was granted on or prior to the April 17, 1998 annual meeting in connection with the proposal to approve the 1997 Equity Incentive Plan will be voted with respect to the 1997 Equity Incentive Plan, as amended, as marked on such proxy unless it is revoked before it is voted at the adjourned meeting.

                                   PROPOSAL 1

1997 EQUITY INCENTIVE PLAN

    The 1997 Equity Incentive Plan was adopted by the Company on July 14, 1997, and amended on April 22, 1998 (the "1997 Equity Incentive Plan"). The Board of Directors recommends a vote in favor thereof.

    The 1997 Equity Incentive Plan is designed to advance the Company's interests by enhancing its ability to attract and retain employees and others in a position to make significant contributions to the success of the Company through ownership of shares of Common Stock. The 1997 Equity Incentive Plan provides for the grant of incentive stock options ("ISOs"), non-statutory stock options ("NQSOs"), stock appreciation rights ("SARs"), restricted stock, unrestricted stock, deferred stock grants, and performance awards, loans to participants in connection with awards, supplemental grants and combinations of the above. A total of 200,000 shares of Common Stock are reserved for issuance under the 1997 Equity Incentive Plan. The maximum number of shares as to which options or SARs may be granted to any participant in any one calendar year is 100,000. The shares of Common Stock issuable under the 1997 Equity Incentive Plan are subject to adjustment for stock dividends and similar events. Awards under the 1997 Equity Incentive Plan may also include provision for payment of dividend equivalents with respect to the shares subject to the award. In July 1997, five year options to purchase 10,000 shares under the 1997 Equity Incentive Plan were granted to each of Terrence S. Cassidy, President of the Company, and Michael J. Specchio, Chairman of the Company, subject to stockholder approval of the 1997 Equity Incentive Plan. In the event that the stockholders do not approve the 1997 Equity Incentive Plan, these options granted to Messrs. Cassidy and Specchio will be void.

    The 1997 Equity Incentive Plan is administered by the Option Committee of the Board of Directors (the "Option Committee"). The Option Committee shall consist of at least two directors. If the Common Stock is registered under the Exchange Act, all members of the Option Committee shall be "outside directors" as defined. All employees of the Company and any of its subsidiaries and other persons or entities (including non-employee directors of the Company and its subsidiaries) who, in the opinion of the Option Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries are eligible to participate in the 1997 Equity Incentive Plan.

    Except as described above, no determination has been made (i) as to which individuals may in the future receive options or rights under the 1997 Equity Incentive Plan, (ii) as to the number of shares to be covered by any such options or rights granted to any single individual, or (iii) as to the number of individuals to whom such options or rights will be granted. The proceeds received by the Company from the sale of stock pursuant to the 1997 Equity Incentive Plan will be used for the general purposes of the Company, or in the case of the receipt of payment in shares of Common Stock, as the Board of Directors may determine, including redelivery of the shares received upon exercise of options.

SUMMARY OF THE 1997 EQUITY INCENTIVE PLAN

    The following summary is qualified in its entirety by the full text of the 1997 Equity Incentive Plan that appears as Exhibit 1 to the Proxy Statement of the Company, dated March 23, 1998, and the Amendment to the 1997 Equity Incentive Plan, dated April 22, 1998, that appears as Exhibit 1 to this Amendment to the Proxy Statement.

    STOCK OPTIONS. The exercise price of an ISO granted under the 1997 Equity Incentive Plan may not be less than 100% (110% in the case of 10% shareholders) of the fair market value of the Common Stock at the time of grant. The exercise price of a NQSO granted under the 1997 Equity Incentive Plan is determined by the Option Committee and may not be less than 85% of the lower of (x) the fair market value of the Common Stock at the time of grant and (y) the average fair market value of the Common Stock for the 120 consecutive trading days ending on the date of grant. The term of each option may be set by the Option Committee but cannot exceed ten years from grant (five years from grant in the case of an incentive stock option granted to a 10% shareholder), and each option will be exercisable at such time or times as the Option Committee specifies. The option price may be paid in cash or check acceptable to the Company or, if permitted by the Option Committee and subject to certain additional limitations, by tendering shares of Common Stock, by using a promissory note, by delivering to the Company an unconditional and irrevocable undertaking by a broker promptly to deliver sufficient funds to pay the exercise price, or a combination of the foregoing.

    STOCK APPRECIATION RIGHTS. SARs may be granted either alone or in tandem with stock option grants. Each SAR entitles the participant, in general, to receive upon exercise the excess of a share's fair market value in cash or common stock at the date of exercise over the share's fair market value on the date the SAR was granted. The Option Committee may also grant SARs which provide that following a change in control of the Company as determined by the Option Committee, the holder of such right will be entitled to receive an amount measured by specified values or averages of values prior to the change in control. If an SAR is granted in tandem with an option, the SAR will be exercisable only to the extent the option is exercisable. To the extent the option is exercised, the accompanying SAR will cease to be exercisable, and vice versa. An SAR granted in tandem with an ISO may be exercised only when the market price of common stock subject to the option exceeds the exercise price of such option. SARs not granted in tandem shall be exercisable at such time, and on such conditions, as the Option Committee may specify.

    STOCK AWARDS. The 1997 Equity Incentive Plan provides for awards of nontransferable shares of restricted Common Stock subject to forfeiture as well as of unrestricted shares of Common Stock. Awards may provide for acquisition of restricted and unrestricted Common Stock for a purchase price specified by the Option Committee, but in no event less than par value. Restricted Common Stock is subject to repurchase by the Company at the original purchase price or to forfeiture if no cash was paid by the participant if the participant ceases to be an employee before the restrictions lapse. Other awards under the 1997 Equity Incentive Plan may also be settled with restricted Common Stock. Restricted securities shall become freely transferable upon the completion of the Restricted Period including the passage of any applicable period of time and satisfaction of any conditions to vesting. The Option Committee, in its sole discretion, may waive all or part of the restrictions and conditions at any time.

    The 1997 Equity Incentive Plan also provides for deferred grants entitling the recipient to receive shares of Common Stock in the future at such times and on such conditions as the Option Committee may specify, and performance awards entitling the recipient to receive cash or Common Stock following the attainment of performance goals determined by the Option Committee. Performance conditions and provisions for deferred stock may also be attached to other awards under the 1997 Equity Incentive Plan.

    A loan may be made under the 1997 Equity Incentive Plan either in connection with the purchase of Common Stock under an award or with the payment of any federal, state and local tax with respect to income recognized as a result of an award. The Option Committee will determine the terms of any loan, including the interest rate (which may be zero). No loan may have a term exceeding ten years in duration.

    Except as otherwise provided by the Option Committee, if a participant dies, options and SARs held by such participant immediately prior to death, to the extent then exercisable, may be exercised by the participant's executor, administrator or transferee during a period of one year following such death (or for the remainder of their original term, if less). Except as otherwise determined by the Option Committee, options and SARs not exercisable at a participant's death terminate. Outstanding awards of restricted Common Stock must be transferred to the Company upon a participant's death and, similarly, deferred Common Stock grants, performance awards and supplemental awards to which a participant was not irrevocably entitled prior to death will be forfeited, except as otherwise determined by the Option Committee.

    In the case of termination of a participant's association with the Company for reasons other than death, options and SARs remain exercisable, to the extent they were exercisable immediately prior to termination, for three months (or for the remainder of their original term, if less), shares of restricted Common Stock must be resold to the Company, and other awards to which the participant was not irrevocably entitled prior to termination will be forfeited, unless otherwise determined by the Option Committee. If any such association is terminated due to the participant's discharge for cause which, in the opinion of the Option Committee, casts such discredit on the participant as to justify immediate termination of any award under the 1997 Equity Incentive Plan, such participant's options and SARs may be terminated immediately.

    In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert or in the event of the sale or transfer of substantially all of the Company's assets, the Option Committee may determine that (i) each outstanding option and SAR will become immediately exercisable unless otherwise provided at the time of grant, (ii) each outstanding share of restricted Common Stock will immediately become free of all restrictions and conditions, (iii) all conditions on deferred grants, performance awards and supplemental grants which relate only to the passage of time and continued employment will be removed and (iv) all loans under the 1997 Equity Incentive Plan will be forgiven. The Committee may also arrange to have the surviving or acquiring corporation or affiliate assume any award held by a participant or grant a replacement award. If the optionee is terminated after a change in control by the Company without cause, or in the case of certain officers designated from time to time by the Option Committee resigns under certain circumstances, within two years following the change in control, all unvested options will vest and all options will be exercisable for the shorter of four years or their original duration and all other awards will vest. If the option committee makes no such determination, outstanding awards to the extent not fully vested will be forfeited.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion, which is based on the law as in effect on January 1, 1998, summarizes certain federal income tax consequences of participation in the 1997 Equity Incentive Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the plan, nor does it cover state, local or non-U.S. taxes.

    In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO increases alternative minimum taxable income by an amount equal to the difference (the "option spread") between the value of the Common Stock purchased and the price. This increase may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a corresponding deduction is available to the company) equal to the value of the shares at the time of exercise less the exercise price. If the disposition was a sale (other than to a related party), and if the Common Stock was sold for less then what it was worth on the date the ISO was exercised, the ordinary income is limited to the gain on the sale, if any. If, on the other hand, the optionee has additional gain on a disqualifying disposition, any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one-and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction. In certain cases, an optionee may be treated as disposing of ISO shares for purposes of the "disqualifying disposition" rules even though the optionee has not sold the shares (I.E., if the optionee makes a gift of the shares (other than to a spouse), or if the optionee uses them to exercise another ISO within the one or two-year holding periods described above).

    In general, in the case of an NQSO the optionee has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. If the optionee is an employee, such income is subject to tax withholding. A corresponding deduction is available to the Company. Any gain or loss recognized upon a subsequent sale of the shares will be a capital gain or loss for which the Company is not entitled to a deduction.

    In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as an NQSO. ISOs granted by the Company are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

    Special tax rules may apply if the shares acquired pursuant to the exercise of an option are restricted under the 1997 Equity Incentive Plan or are otherwise subject to a substantial risk of forfeiture. In general, if shares subject to a substantial risk of forfeiture are acquired upon exercise of an option, any ordinary income or alternative minimum taxable income associated with the exercise will be taken into account and measured, and any associated deduction will be available to the Company, not earlier than the date on which the substantial risk of forfeiture lapses unless the person to whom the option was granted makes a so-called "83(b) election" not later than thirty (30) days after the exercise. In the case of an optionee subject to the reporting and short-swing profit recapture rules of Section 16 of the Exchange Act, shares acquired pursuant to the exercise within six months of the date of grant of an option granted prior to the

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1996 effective date of new Rule 16b-3 promulgated under the Exchange Act (or granted after that date, if certain committee-approval or board-approval requirements are not satisfied) will be treated as subject to a "substantial risk of forfeiture' until six months from the date of grant of the option.

    Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct more than $1.0 million for remuneration paid to any of its five highest paid executive officers. Some types of remuneration are not subject to this limit, including certain performance-based compensation. It is intended that remuneration attributable to ISOs, NQSOs and SARs will qualify for the exception from the $1.0 million deduction for performance-based compensation.

    The grant of an SAR does not itself result in any taxable income to the recipient, nor does taxable income result merely because an SAR becomes exercisable. Upon exercise of an SAR (or receipt of payment in cancellation of an option), an optionee will have ordinary income, subject to withholding, equal to the amount of any cash received plus the fair market value of any Common Stock the optionee received. A corresponding deduction will be available to the Company.

    In certain circumstances an SAR may result in taxable income prior to exercise. Such a result could occur (i) if an optionee holds a stand-alone SAR (I.E., an SAR granted independent of any option) under which appreciation rights were capped at a specified level of stock appreciation, and the cap was reached, or (ii) if an optionee holds an SAR that was "in the money" and was about to expire.

    Under the so-called "golden parachute" provisions of the Code, the vesting or accelerated exercisability of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including payments taken into account by reason of the grant, vesting or exercise of awards under the 1997 Equity Incentive Plan, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

    PROVISIONAL GRANTS. Each of Messrs. Cassidy and Specchio has been granted NQSOs expiring on July 14, 2002 to purchase 10,000 shares of Common Stock under the 1997 Equity Incentive Plan at a price of $17.05 per share. Of each of the NQSOs, 3,333 are currently exercisable, and 3,333 and 3, 334 will become exercisable on the next two anniversaries of July 14, 1997, respectively.

    Approval of the adoption of the 1997 Equity Incentive Plan requires the affirmative vote of a majority of the votes of the shares of Common Stock present in person or represented by proxy at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 EQUITY INCENTIVE PLAN, AS AMENDED.

                                 OTHER MATTERS

    Management does not know of any business to be transacted at the meeting, as adjourned, other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

    You are urged to sign, date and return the enclosed proxy in the prepaid envelope provided for such purpose. It is hoped that registered stockholders will give us advance notice of their plans by marking the box provided on the proxy card.

    If you will need special assistance at the Annual Meeting because of a disability or if you require directions to the Meeting, please contact James Kardon, the Secretary of the Company, at (212) 736-1000.

New York, New York
April 22, 1998

                                          James Kardon, Secretary

                                                                       EXHIBIT 1

                                  AMENDMENT TO
                        NATIONAL WIRELESS HOLDINGS INC.
                           1997 EQUITY INCENTIVE PLAN

                                DATED APRIL 22, 1998

    THE FOLLOWING SECTIONS AND SUBSECTIONS OF THE 1997 EQUITY INCENTIVE PLAN HAVE BEEN AMENDED AND RESTATED SO AS TO READ IN THEIR ENTIRETY AS FOLLOWS:

                                     *****

2. ADMINISTRATION

    Unless otherwise determined by the Board of Directors of the Company (the "Board"), the Plan will be administered by a Committee of the Board designated for such purpose (the "Committee"). The Committee shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. During such times as the Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), all members of the Committee shall be disinterested persons within the meaning of Rule 16b-3 under the 1934 Act and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code").

    The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a holder of an Award with any obligations to be performed by such holder under an Award and waive any terms or conditions of an Award; (f) amend or cancel an existing Award in whole or in part (and if an award is canceled, grant another Award in its place on such terms and conditions as the Committee shall specify), except that the Committee shall not (1) amend an existing Option to reduce the exercise price or
(2), without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants (as defined below), and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. No additional Awards may be made with respect to shares of Common Stock covered by Awards which have been cancelled or forfeited by the holder prior to the end of the term thereof. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee to make adjustments under Section 7.3 or Section 8.6.

    With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act.

                                     *****

4. SHARES SUBJECT TO THE PLAN

    Subject to adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be 200,000. If any Award requiring exercise by the Participant for delivery of Stock terminates in accordance with its terms without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

    Subject to Section 8.6(a), the maximum number of shares of Stock as to which Options and Stock Appreciation Rights may be granted to any Participant in any one calendar year is 100,000, which limitation shall be construed and applied consistently with the rules under Section 162(m) of the Internal Revenue Code.

    Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

                                     *****

6. TYPES OF AWARDS

    6.1 OPTIONS

    (a) NATURE OF OPTIONS. An Option is an Award giving the recipient the right on exercise thereof to purchase Stock.

    Both "incentive stock options," as defined in Section 422 of the Internal Revenue of 1986, as amended (the "Code") (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options, may be granted under the Plan. ISOs shall be awarded only to Employees. Any Option not identified at the time of grant as being either an ISO or a non-incentive stock option shall be a non-incentive stock option.

    (b) EXERCISE PRICE. The exercise price of an Option will be determined by the Committee subject to the following:

        (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent stockholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten percent stockholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

        (2) The exercise price of a NQSO shall not be less than 85% of the lower of (x) the fair market value of the Common Stock at the time of grant and
    (y) the average fair market value of the Common Stock for the 120 consecutive trading days ending on the date of grant.

        (3) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

        (4) The Committee may not reduce the exercise price of an Option after the time of grant.

                                       *****

    6.6 LOANS.

    The Company may make a loan to a Participant ("Loan"), either on the date of or after the grant of any Award to the Participant. A Loan may be made either in connection with the purchase of Stock under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Committee will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured and the terms on which the Loan is to be repaid. However, no Loan may have a term (including extensions) exceeding ten years in duration.

                                     *****

9. EFFECT, AMENDMENT AND TERMINATION

    Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

    The Committee may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under section 422 of the Code, for the award of performance-based compensation under Section 162(m) of the Code or under Rule 16b-3 promulgated under Section 16 of the 1934 Act. In addition, the Committee shall not (1) amend an existing Option to reduce the exercise price or (2), without the consent of the holder of an Award, take any action under this Section 9 with respect to such Award if such action would adversely affect the rights of such holder.

                                [FORM OF PROXY]

                        NATIONAL WIRELESS HOLDINGS INC.
                                   PROXY CARD

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
     STOCKHOLDERS CONVENED ON APRIL 17, 1998 AND ADJOURNED TO MAY 13, 1998.

    The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of National Wireless Holdings Inc. (the "Company") convened at 11:00 a.m. on April 17, 1998 and the Proxy Statement in connection therewith, each dated March 23, 1998, and the Notice of Adjournment and Amendment to Proxy Statement, each dated April 22, 1998, providing for adjournment of the Annual Meeting to May 13, 1998; (b) appoints Terrence S. Cassidy and Michael J. Specchio as Proxies, or any of them, each with the power to appoint a substitute; (c) authorizes the Proxies to represent and vote, as designated hereon, all the shares of Common Stock of the Company, held of record by the undersigned on February 26, 1998, at such Annual Meeting and at any adjournment(s) thereof; and (d) revokes any proxies heretofore given concerning the matters covered by this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                                             SEE REVERSE SIDE

                        [REVERSE SIDE OF FORM OF PROXY]

1. Adoption of 1997 Equity Incentive Plan, as amended.

                   / / FOR      / / AGAINST      / / ABSTAIN

THIS PROXY WILL BE VOTED as directed, or, if no contrary direction is indicated, will be voted FOR the adoption of the 1997 Equity Incentive Plan, as amended, and as said proxies deem advisable on such other matters as may properly come before the meeting.

                                              SIGNATURE(S) _____________________

                                              SIGNATURE(S) _____________________
                                              NOTE: Please sign exactly as name
                                                    appears hereon. Joint owners
                                                    should each sign. When
                                                    signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian, please
                                                    give full title as such.

                                              DATE _____________________________